Inventories	12 Months Ended
Mar. 31, 2020
Inventory Disclosure [Abstract]
Inventories
Inventories

	JPY (millions) As of March 31
	2019	2020
Finished products and merchandise	¥267,323	¥205,979
Work-in-process	490,752	395,842
Raw materials and supplies	161,595	157,778
Total	¥919,670	¥759,599

During the year ended March 31, 2020, Takeda completed the purchase price allocation to the assets acquired and liabilities assumed as part of the Shire acquisition. As a result, inventories of 825,985 million JPY recognized for the Shire acquisition on a provisional basis were retrospectively adjusted to 751,832 million JPY. See Note 31 for further detail of completed purchase price allocation.
The amount of inventory write-offs recognized was 10,292 million JPY, 9,321 million JPY, and 37,210 million JPY for the years ended March 31, 2018, 2019 and 2020 respectively, and was included in cost of sales.